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                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 1998


                           DISCOVER CARD TRUST 1991 D
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                         0-19734                     Not Applicable
--------                         -------                     --------------
(State of                        (Commission                 (IRS Employer
organization)                    File Number)                Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                      19720
--------------------------------------------------   ---------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
              ----------------------------------------------------
                 (Former address, if changed since last report)



                                  Page 1 of 13
                         Index to Exhibits is on page 4


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Item 5.  Other Events

         On or about December 15, 1998, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 20. December 15, 1998 is also the date on which holders of Class B Certificates received final payment of principal and interest (the final payment of principal and interest with respect to the Class A Certificates was made available to the holders of Class A Certificates on October 15, 1998). Accordingly, the Trust terminated after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.

Item 7(c).  Exhibits

Exhibit No.     Description
-----------     -----------
20              Monthly Investor Certificateholders' Statement
                related to the distribution of December 15, 1998 and
                reflecting the performance of the Trust during the
                Due Period ended in November 1998, that accompanied
                the final distribution of principal and interest on
                December 15, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DISCOVER CARD TRUST 1991 D
                                  (Registrant)

                           By: DISCOVER RECEIVABLES FINANCING
                               GROUP, INC.
                               as originator of the Trust


                           By: Richard W. York
                               --------------------------------------------
                               Richard W. York
                               Vice President


Date: December 16, 1998


                                       3

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

20            Monthly Investor Certificateholders' Statement - (December 15, 1998).


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